UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  November 21, 2005

Aspyra, Inc.

(Exact Name of Registrant as Specified in Its Charter)

California	0-12551	95-3353465
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

26115-A Mureau Road
Calabasas, CA 91302

(Address of Principal Executive Offices) (Zip Code)

(818) 880-6700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01            Financial Statements and Exhibits.

On November 23, 2005, Aspyra, Inc. (“Aspyra”), formerly known as Creative Computer Applications, Inc., filed a Current Report on Form 8-K (the “Report”) to report that it completed the previously announced merger of Xymed.com, Inc., a Delaware corporation and wholly owned subsidiary of Aspyra, with and into StorCOMM, Inc. (“StorCOMM”), a Delaware corporation, pursuant to the terms of the Agreement and Plan of Reorganization, dated August 16, 2005 (the “Merger Agreement”), by and among Aspyra, Xymed.com, Inc. and StorCOMM.  Simultaneously with the closing of the merger, Aspyra sold in a private placement 1,500,000 shares of its common stock and warrants to purchase up to 300,000 shares of its common stock pursuant to the terms of the Common Stock and Warrant Purchase Agreement, dated August 18, 2005, by and among Aspyra and each of the Purchasers listed on Schedule 1 thereto.  The merger and private placement closed and became effective on November 22, 2005.

The Registrant is filing this Amendment No. 1 to the Report to amend only Item 9.01, as reported in such previous Report, to provide the financial statements and financial information required by Item 9.01(a) and (b) hereof.  Except for the filing of the financial statements and financial information and related exhibits, the Report is not being amended or updated in any manner.

(a) Financial statements of businesses acquired.

The audited consolidated balance sheets of StorCOMM, Inc. as of December 31, 2004 and 2003 and the unaudited consolidated balance sheet as of September 30, 2005, and the audited consolidated statements of operations, stockholders’ deficit, and cash flows and notes thereto for the years ended December 31, 2004 and 2003 and the unaudited consolidated statement of operations, stockholders’ deficit, and cash flows and notes thereto for the nine months ended September 30, 2005 and 2004, and the report of BDO Seidman, LLP on the audited consolidated financial statements, are filed as Exhibit 99.2 hereto and are incorporated in their entirety herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 giving effect to the merger as if it had occurred on September 30, 2005 and the pro forma condensed combined statements of operations for the nine months ended September 30, 2005 and the year ended December 31, 2004, giving effect to the merger as if it had occurred on January 1, 2004, and related notes thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description of Exhibit

*2.1

Agreement and Plan of Reorganization, dated August 16, 2005 (incorporated by reference from Annex A of the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-128795).

*3.1	Certificate of Amendment to Articles of Incorporation.
*99.1	Press Release dated November 23, 2005.
99.2

Audited consolidated financial statements of StorCOMM, Inc. as of and for the years ended December 31, 2004 and 2003 and unaudited consolidated financial statements as of and for the nine months ended September 30, 2005.

99.3	Unaudited pro forma condensed combined financial information.

*              Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 3, 2006	Aspyra, Inc.

/s/ Steven M. Besbeck
Steven M. Besbeck
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

*2.1

Agreement and Plan of Reorganization, dated August 16, 2005 (incorporated by reference from Annex A of the joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-128795).

*3.1	Certificate of Amendment to Articles of Incorporation.
*99.1	Press Release.
99.2

Audited consolidated financial statements of StorCOMM, Inc. as of and for the years ended December 31, 2004 and 2003 and unaudited consolidated financial statements as of and for the nine months ended September 30, 2005.

99.3	Unaudited pro forma condensed combined financial information.

*              Previously filed.